SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                               __________________

                                    FORM 8-K
                               __________________

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 11, 2005

                               __________________

                                 OMI CORPORATION
               (Exact Name of Registrant as Specified in Charter)
                               __________________

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       MARSHALL ISLANDS             000-14135                 52-2098714
 (State or Other Jurisdiction      (Commission             (I.R.S. Employer
       of Incorporation)           File Number)           Identification No.)
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             ONE STATION PLACE, STAMFORD,                 06902
                     CONNECTICUT                        (Zip Code)
      (Address of Principal Executive Offices)
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                                 (203) 602-6700
              (Registrant's telephone number, including area code)

          (Former Name or Former address, if Changed Since Last Report)

                               __________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01  Other Events

On May 11, 2005, OMI Corporation (the "Company") issued a press release announcing our $320 million senior secured reducing revolving credit facility. The press release is furnished herewith as Exhibit 99.


Item 9.01  Financial Statements and Exhibits

(c)  Exhibits

99 Press Release issued by the Company on May 11, 2005.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



        Date: May 11, 2005                 By: /s/ Craig H. Stevenson, Jr.
        ------------------                     ---------------------------
                                               Craig H. Stevenson, Jr. Chairman
                                               of the Board and Chief Executive
                                               Officer


        Date: May 11, 2005                 By: /s/ Kathleen C. Haines
        ------------------                     ----------------------
                                               Kathleen C. Haines
                                               Senior Vice President, Chief
                                               Financial Officer and Treasurer



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                                  EXHIBIT INDEX


The following Exhibit is being filed with this report.

Exhibit No.    Description
-----------    -----------

99 Press Release issued by the Company on May 11, 2005 announcing our $320 million senior secured reducing revolving credit facility.